Investor Update
August 16, 2007

Certain matters discussed in this presentation are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.
 In particular, the Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include risks and uncertainties, including, but not limited to, restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the
 Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory and to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2006.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

With 19 locations in 10
countries, ICO produces
custom polymer powders and
remains an industry leader in
size reduction, compounding
and other tolling services for
plastic and non-plastic
materials. ICO's Bayshore
Industrial subsidiary produces
specialty compounds,
concentrates and additives
primarily for the plastic film
industry.

About the Company

Additive
 producer:
 CIBA, Teknor
Oil & Gas
 Exploration
 and
 Production
Ethane,
 Propane,
 Naphtha
Polymer
 Producers:
 PE, PP, PS,
 PVC
End Product
 Converters:  tank
 producers,
 film manufacturers,
 toy makers,
 molders
Ethylene,
 Propylene,
Styrene,
Vinyl

 Refinery
Processes
ASSETS UTILIZED
Processors:
 ICO Polymers/
 Bayshore
Drilling rigs,
 production
 equipment, etc.

 Additives

 Polymerization
 Reactors
Compounding/
 grinding
Injection molding,

 Monomer
 Production

 Post
Reactor
Processing

ICO’s “Fit” in the Value Chain
Industrial
blow molding,
rotational molding
Chloride

Compounds, including Concentrates
Produced by Bayshore Industrial

Products & Services

Custom Powders for Rotational molding
  ■   Proprietary ICORENE® and COTENE® product lines
       sold across the globe
  ■  Business built on value-adds, such as:
-  Grades tailored to client, driven by application
-  R&D and technical sales support worldwide
-  Partnering with key customers
Other Polymer Powder Markets
■    Proprietary ICOTEX™ and
      ICOFLO™  lines - for textiles
      and carrier powders for
      masterbatch customers

■    ECORENE™ - an environmentally
friendly family of thermoplastic powders
with a unique combination of
properties well-suited for a

variety of markets

such as the oilfield service and
metal coating industries
■  Products primarily for the plastic film industry
■  Products produced include:
         - Masterbatches
         - Concentrates
         - Specialty compounds
■  Markets served
        - North America and selected export markets
 ■     Regional expertise in other areas

■ Ambient Grinding - high-volume, low value-add service
■ Cryogenic Grinding - greater value-add and requiring
   more technical expertise to serve the market
■ Jet Milling - greater value-add and requiring more
   technical expertise
■ Other related services:
-   Compounding
-   Blending
-   Packaging
-   Warehousing
Products & Services

■ Wide range of tolling opportunities
   globally, including:
-   Rotomolding
-   Oilfield services
-   Textiles
-   Metal coatings
-   Agricultural
-   Paints
-   Wood composites
-   Soaps/cosmetics
Tolling Processing services

Iceland
Atlantic Ocean
Finland
Sweden
Norway
Estonia
Russia
North Sea
Latvia
Ireland
Lithuania
Belarus
Germany
Ukraine
Hungary
Moldova
Croatia
Caspian Sea
Black Sea
Portugal
Madeira (Portugal)
Canary Islands (Spain)
Ibiza, Mallorca, Menorca (Spain)
Malta
Crete (Greece)
Mediterranean Sea

A world of polymers

Global Platform
ICO Europe

Verolanuova, IT
Soreco, FR
Montereau, FR
Beaucaire, FR
Gainsborough, UK
’s-Gravendeel, NL

Canada
Washington
Oregon
Montana
North Dakota
South Dakota
Wyoming
Nebraska
Iowa
Michigan
New York
Vermont
Maine
USA
Kansas
Missouri
Kentucky
Virginia
North Carolina
South Carolina
Oklahoma
Texas
Louisiana
Florida
Mexico
Atlantic Ocean
Pacific Ocean
Gulf of Mexico
Bahamas
Cuba

A world of polymers

Global Platform
ICO Polymers NA
China, TX
Fontana, CA
Asbury, NJ
Grand Junction, TN
East Chicago, IN
Bayshore MB Compounding
LaPorte, TX

Global Platform
ICO Courtenay  (Asia-Pacific)
ICO Malaysia
ICO New Zealand
ICO Australia
ICO U.A.E

ICO™

Caribbean Sea
Panama
Trinidad and Tobago
Venezuela
Guyana
Surinam
French Guiana
Colombia
Ecuador
Peru
Brazil
Bolivia
Pacific Ocean
Paraguay
Chile
Uruguay
Argentina
Atlantic Ocean
Falkland Islands (UK)
South Georgia (UK)
Cape Horn

ICO

A world of polymers

Global Platform
ICO Polymers do Brazil
Belo, Brazil
Started production operations in 2002

$ in millions, except per share data

	Q3 2007	Q3 2006	Q2 2007	Nine months ended June 30, 2007	Nine months ended June 30, 2006
Revenues	**$113.4**	**$82.4**	**$94.7**	**$294.4**	**$237.1**
Gross Profit	20.5	16.1	17.3	52.4	47.1
Gross Margin	**18.1%**	**19.5%**	**18.3%**	**17.8%**	**19.9%**
Operating Income	9.0	5.9	6.9	20.1	15.8
Income from Continuing Operations	**5.6**	**4.1**	**5.5**	**13.7**	**10.2**
EPS-Diluted from Continuing Operations	$0.20	$0.13	$0.20	$0.49	$0.33
Volumes (Metric Tons)	88,150	81,900	82,000	246,150	238,700
Cash Flow from Continuing Operating Activities	$0.4	$6.3	$6.6	$12.5	9.2
Cash Flow from Investing Activities	(3.5)	(2.9)	(1.5)	(6.7)	(7.0)
	($3.1)	**$3.4**	**$5.1**	**$5.8**	**$2.2**

A world of polymers

Historical Financial Performance

June 30, 2007	September 30, 2006	September 30, 2005
Cash	**$ 4.0**	**$ 17.4**	**$ 3.2**
Total Debt	54.9	43.5	33.6
Working Capital, minus cash	**44.3**	**40.1**	**38.1**
Equity	84.4	91.7	77.1
Debt-to-capitalization	**39.4%**	**32.2%**	**30.4%**

Debt, Equity Position and Debt to Capitalization
Millions of US$
100.0
10.0
50.0%
0.0%
Net Debt
Total Stockholder's Equity
Net Debt to Capitalization

Ending Liquidity
+2%
TOTAL $58.5
TOTAL $55.4
TOTAL $59.5
In Millions of US$
$41.1
$17.4
$53.8
$1.6
$55.5
$4.0
9/30/2006
3/31/2007
6/30/2007
Cash
Available Credit Facility

A world of polymers

Historical Financial Performance- Cont’d
In Q107, the Company repurchased 85% of the outstanding Preferred Stock for total consideration of $28.5 million.

22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
18%
9%
8%
18%
10%
7%
17%
10%
5%
20%
11%
7%
18%
12%
3%
19%
13%
2%
Q3 2007
Q2 2007
Q1 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

A world of polymers

Operating Margin Breakdown 2004-June 2007

ICO™

June 30, 2007
In Millions of US$
60.0
50.0
40.0
30.0
20.0
10.0
0.0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
ROIC%
14%
54%
21%
31%
7%
ICO Europe
Bayshore Industrial
ICO Courtenay-Australasia
ICO Polymers North America
ICO Brazil
Operating Income
Invested Capital
ROIC%

A world of polymers

Operating Income, Assets, ROIC% by Business Segment

ROIC% computed as trailing twelve months operating income divided by average of last thirteen months invested capital base. Invested capital base equal to total tangible assets minus inter-company loans less current liabilities excluding debt.

Value Creation Opportunities - FY 2007 and Beyond

■   Capitalize on global platform
• Cultivate global customer relationships
• FY 2007 expansion of compounding capacity in Malaysia - the first global expansion of
 Bayshore product and service line
• Further develop strategic raw material supply relationships
■   FY 2007 expansion into the Middle East (Dubai)
■   Capitalize on current market strength in Australia
■   Aggressively grow oilfield service product sales
■   Profitably grow our business in Brazil
■   Continue overall growth and take advantage of operating leverage (i.e. cost control)